SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2025

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 14, 2025, we issued a Common Stock Purchase Option (the “Option”) to ADI Funding LLC (“ADI Funding”) under a Stock Purchase Agreement for $100,000 that expires on July 14, 2025, for the right to acquire up to 15,000,000 shares of common stock. The exercise price per share of the common stock under the Option shall be 70% of the VWAP of the common stock during the then 10 Trading Days immediately preceding but not including the date of exercise. The obligation to exercise each specified portion of the Option is subject to the exercise price, being not less than $0.11 per share on the relevant Option exercise date.

ADI Funding has the right and the obligation to exercise, on a “cash basis,” not less than 2,000,000 of the Option shares not later than 15 days after an effective registration statement permitting the issuance of the Option shares to or resale of the Option shares by ADI Funding. From and after the occurrence of the above-referenced exercise, each additional exercise of Options hereunder shall be in an amount not less than 1,000,000.00 shares and shall be exercised only on a cash basis.

Exercises are required to be made in recognition of ADI Funding’s beneficial ownership limitation of 4.99% of our outstanding common stock, which upon notice may be increased to 9.99%.

If we issued securities less than the exercise price option, ADI Funding has a right to also use that lesser price in the exercise of its Option. The Option also contains rights to any company distributions and consideration in fundamental transactions, subject to the beneficial ownership limitation.

We also entered into a Registration Rights Agreement with ADI Funding to register the resale shares underlying the Option with the Securities and Exchange Commission.

The foregoing description of the Option, Stock Purchase Agreement and Registration Rights Agreement is not complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibits 4.1, 10.1 and 10.2 hereto and which is incorporated herein by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Option, dated January 14, 2025
10.1	Stock Purchase Agreement, dated January 14, 2025
10.2	Registration Rights Agreement, dated January 14, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date January 17, 2025

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